UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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First Trinity Financial Corporation

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First Trinity Financial Corporation
7633 E 63rd Place, Suite 230
Tulsa, Oklahoma 74133
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2010
TO THE SHAREHOLDERS OF
First Trinity Financial Corporation
Notice is hereby given that the annual meeting of shareholders (the “Annual Meeting”) of First Trinity Financial Corporation, an Oklahoma corporation (“First Trinity” or the “Company”), will be held at the Doubletree Hotel Tulsa-Downtown, 616 West Seventh Street, Tulsa, Oklahoma 74127 on Wednesday, May 19, 2010, at 1:00 p.m. Central Daylight Time, for the following purposes:
(1)	To elect eleven directors to hold office for a term of one year each or until their successors are duly elected and qualified.
(2)	To ratify the selection of Kerber, Eck & Braeckel LLP, as First Trinity’s independent registered public accounting firm for 2010.
(3)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors has fixed the close of business on March 31, 2010, as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. The stock transfer books will not be closed.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. Please review the instructions concerning each of your voting options described in the Proxy Statement. Your cooperation will assure that your shares are voted and will also greatly assist us in preparing for the Annual Meeting. The proxy is being solicited by and on behalf of the Board of Directors of First Trinity.
Your attention is directed to our 2009 annual report and to the proxy statement, both of which accompany this notice.

By Order of the Board of Directors,
/s/ John Perkins
John Perkins
Secretary
Tulsa, Oklahoma
April 30, 2010
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders.
The Proxy Statement and 2009 Annual Report to Shareholders are Available at: www.firsttrinityfinancial.com

FIRST TRINITY FINANCIAL CORPORATION
7633 EAST 63RD PLACE, SUITE 230
TULSA, OKLAHOMA 74133
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
The following information is furnished in connection with a solicitation of proxies by and on behalf of the Board of Directors of First Trinity Financial Corporation (“First Trinity” or the “Company”) The proxies we receive will be voted at the Annual Meeting of shareholders (the “Annual Meeting”) of the Company to be held at the Doubletree Hotel Tulsa Downtown, 616 West Seventh Street, Tulsa, Oklahoma 74127 on Wednesday, May 19, 2010 at 1:00 p.m. (Central Daylight Time), and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement and the accompanying proxy are first being mailed to our shareholders on or about May 1, 2010.
Our proxy materials may be accessed on the internet at www.firsttrinityfinancial.com
PROCEDURAL MATTERS
Record Date and Outstanding Shares
We have issued one class of capital stock. Stockholders of record at the close of business on March 31, 2010 (the “Record Date”) are entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 5,805,000 shares of the Company’s common stock, $0.01 par value, were issued and outstanding.
Voting and Solicitation
Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal that comes before the Annual Meeting. In the election of directors, each stockholder will be entitled to vote for eleven nominees.
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by completing, signing and mailing the proxy card enclosed therewith in the postage-prepaid envelope provided for that purpose. Voting by written proxy will ensure your representation at the Annual Meeting, if you do not attend in person. For specific instructions on how to vote your shares, please review the instructions on the proxy card enclosed with the proxy materials.
The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation materials to beneficial owners. Proxies may be solicited by certain of First Trinity’s directors, officers and other employees, without additional compensation, personally, by telephone or by email.
Any proxy representing shares of common stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly if properly executed and received by the Company before voting begins at the Annual Meeting, or any adjournment(s) thereof. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither any abstention or a broker non-vote will be counted as a vote for a proposal. Any properly executed proxy will be voted in accordance with instructions specified but in the absence of any instructions will be voted “FOR” any proposal or nominee at the Annual Meeting and any adjournment(s) thereof.
Revocability of Proxies
Proxies given pursuant to this solicitation may be revoked at any time before they have been used. You may change or revoke your proxy by delivering a written notice of revocation to the Secretary of First Trinity or by completing a new proxy card bearing a later date (which automatically revokes the earlier proxy instructions). Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request by notifying the inspector of elections of your intention to revoke your proxy and voting in person at the Annual Meeting.

PROPOSALS TO BE VOTED ON:
(1)	To elect eleven directors to hold office for a term of one year each or until their successors are duly elected and qualified.
(2)	To ratify the selection of Kerber, Eck & Braeckel LLP, as First Trinity’s independent registered public accounting firm for 2010.
(3)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
PROPOSAL ONE:
ELECTION OF DIRECTORS
General
The Board of Directors consists of one class, with the term of office expiring each year. The number of directors which constitutes the entire board of directors is eleven.
The Board of Directors determined that seven of the eleven current directors are “independent” as defined by NASDAQ listing standards and rule 10A-3 of the Securities and Exchange Act of 1934. The non-independent directors are Scott J. Engebritson, Gregg E. Zahn, William S. Lay and John R. Perkins.
Vote Required
Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Oklahoma law.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for First Trinity’s eleven nominees named below, to hold office for a term of one years each or until their successors are duly elected and qualified. If any nominee of First Trinity is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Nominees for Election at the Annual Meeting
The Nomination and Corporate Governance Committee, consisting of three independent directors as determined under applicable NASDAQ listing standards, recommended the eleven individuals set forth in the table below for nomination by our full Board of Directors. All current directors are standing for re-election. Based on such recommendations, our Board of Directors nominated such directors for election at the Annual Meeting. The following sets forth information concerning the nominees for election as directors at the Annual Meeting, including information as to each nominee’s age as of the Record Date, position with the Company and business experience.

			Director
Name of Nominee	Age	Position/Principal Occupation	Since
Gregg E. Zahn	48	Director; President and Chief Executive Officer of First Trinity	2004
Scott J. Engebritson	52	Director; Chairman of the Board	2004
William S.Lay	70	Director; Chief Financial Officer and Treasurer of First Trinity	2007
John R. Perkins	58	Director; Secretary First Trinity	2004
H. Bryan Chrisman (2)	46	Director; Insurance Marketing	2004
Bill H. Hill (1) (2)	69	Director; Former President of Eastern Oklahoma State College	2004
Charles W. Owens (2)	55	Director; Insurance and Marketing Services	2004
George E. Peintner (3)	66	Director; Marketing Company	2004
G. Wayne Pettigrew	47	Director; Insurance and Pension Benefits Consulting	2004
Gary L. Sherrer (1) (3)	61	Director; Assistant Vice President, Division of Agricultural Sciences Sciences and Natural Resources for Oklahoma State University	2004
Shannon Young (3)	48	Director; Insurance Marketing	2008

(1)	Member Audit Committee

(2)	Member Compensation Committee

(3)	Member of Nominating and Corporate Governance committee
The following is a brief description of the previous business background of the executive officers and directors.
Scott J. Engebritson has been Chairman of the Board of Directors since inception in 2004. He was Chief Executive Officer from the inception of First Trinity in 2004 until October 2007. He was President and a Director of Trinity Life Insurance Company (“TLIC”) and Chairman of the Board and Director of First Trinity Capital Corporation (“FTCC”) from their inception in 2006 until October 2007 and Chairman of the Board of First Life America Corporation and director from December 2008 until August 31, 2009. TLIC, FTCC and FLAC are subsidiaries of First Trinity. He currently serves as Chairman of the Board and President of Great Plains Financial Corporation a position he has held since its inception in 2006. He currently serves as Chairman of the Board of Northern Plains Capital Corporation a position he has held since its inception in 2008. Mr. Engebritson serves as Chairman of the Board for Mid-American Alliance Corporation and its subsidiary Mid-American Century Life Insurance Company from their inception in 1995 until they were merged with Citizens Inc. in 2003. Mr. Engebritson served as Chairman of the Board of Western States Alliance from 2000 to 2006. He served as Co-Chairman of the Board of Arkansas Security Capital from 2001 to 2005. He served as Chairman of the Board of Midwest Holding Inc. from 2004 to 2006.
Gregg E. Zahn is President, Chief Executive Officer and a member of the Board of Directors of First Trinity since October 2007. From 2004 until October 2007 he was Director of Training and Recruiting and a member of the Board of Directors. He is President and Chief Executive Officer and Director of TLIC and FTCC and has served in those positions since October 2007. He was Executive Vice President of FLAC from December 2008 until August 2009. Between 1997 and March 2004 Mr. Zahn served as Marketing Vice President of First Alliance Corporation of Lexington, Kentucky and as Assistant to the President of First Alliance Corporation and Mid American Alliance Corporation. He was President of Alliance Insurance Management from 2001 to 2003.
William S. Lay is Treasurer, Chief Financial Officer and a member of the Board of Directors and has served in those positions since April of 2007. He also serves as an Officer and Director of TLIC and FTCC. For the past five years, Mr. Lay has been a financial officer and business consultant, specializing in corporate financial and consulting services for small sized entrepreneurial companies, having spent the last five years providing consulting services to businesses. Prior to that, Mr. Lay was an officer and director of numerous life insurance companies and also has experience in business acquisitions, mergers and reorganizations.
H. Bryan Chrisman CLU, ChFC, has been a member of the Board of Directors since inception in 2004. He is a director of TLIC and FTCC. Mr. Chrisman is a principal with IMA, LLC, an insurance marketing firm that he helped found in 2001.
Bill H. Hill has been a member of the Board of Directors since 2004. He also serves as a Director of TLIC and FTCC. He was President of Eastern Oklahoma State College, in Wilburton, OK from 1986-2000. He retired in 2000 and has been a rancher since that time.

Charles Wayne Owens has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC, FTCC and FLAC. Mr. Owens has served as the President and Owner of Tinker Owens Insurance and Marketing Services since its inception in 1988. Mr. Owens is the brother of Loren Everett Owens.
George E. Peintner has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC and FTCC. Mr. Peintner is the owner of Peintner Enterprises. Peintner Enterprises is a Marketing Company established in 1980.
John R. Perkins has been a member of the Board of Directors since inception in 2004. He was President from inception in 2004 until October 2007. He also is a Director of TLIC and FTCC He was President of FTCC and Co-Chairman of the Board of TLIC from their inception in 2006 until October 2007. He currently serves as Chairman of the Board of First Wyoming Capital Corporation, a position he has held since its inception in August 2009. He was President of Mid American Alliance Corporation and Mid American Century Life Company from January 1, 2003 to December 31, 2003. He was on the Board of Directors of Mid-American Alliance and Mid American Century from 1998 to 2003. He is a member of the Board of Directors of Midwest Holding Inc. since its inception in 2004.
G. Wayne Pettigrew has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC and FTCC. Mr. Pettigrew served in the Oklahoma House of Representatives from 1994 until 2004. He owns and operates Group Pension Planners, insurance and pension benefits consulting firm. He also serves on the Alumni Board at East Central University in Ada, Oklahoma.
Gary L. Sherrer has been a member of the Board of Directors since inception in 2004. He is a Director of TLIC and FTCC. He is an Assistant Vice President for External Affairs for the Division of Agricultural Sciences and Natural Resources for Oklahoma State University. Mr. Sherrer held the position of Assistant CEO of KAMO Power from 2001-2004. Prior to his position as Assistant CEO, Mr. Sherrer held the position of Chief Administrative Officer for seven years at KAMO Power.
Shannon B. Young was an advisory Director from April 2007 to December 2008 when he became a Board of Directors since December. He is Marketing Director and Partner at Insurance Marketing Alliance, LLC. He also is a member of the Oklahoma City Underwriters Association.
There are no family relationships between directors or officers.
Board Meetings and Committees
The Board of Directors of First Trinity held six meetings during 2009. The meetings are held on call and there is an organizational meeting following the annual meeting of shareholders. During 2009, the Board of Directors had a standing Audit Committee, Compensation Committee and a Nomination and Governance committee.
One director, Bryan Chrisman attended fewer than 75% of the total number of meetings of the Board of Directors. No Director attended fewer than 75% of the total number of committee meetings held by all committees of the Board of Directors on which they served. The Company encourages, but does not require, its board members to attend the annual shareholder meeting. In 2009, eleven directors attended the shareholder meeting. First Trinity plans to schedule future annual meetings so that at least a majority of its directors can attend the annual meeting.
Code of Conduct and Ethics
The Company has a Code of Conduct and Ethics (“Code”) applicable to all directors and employees, including our Chairman of the Board, Chief Executive Officer and other senior executives, to help ensure that our business is conducted in accordance with high standards of ethical behavior. The code is published on our website at www.firsttrinityfinancial.com under “Corporate Governance”.

Communication with the Board of Directors
Shareholders and other interested parties can communicate with the Board of Directors, including the non-management directors, either by writing to First Trinity Financial, Board of Directors, Attn: Corporate Secretary, 7633 E 63rd Place, Suite 230, Tulsa, Oklahoma 74133 or by calling 1-888-883-1499. An independent third-party service answers all calls to this toll-free telephone number, and passes the caller’s information on to our Chairman of the Audit Committee, who in turn transmits the information to the appropriate member of the Board of Directors. Communications may be anonymous or confidential. Complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee. Other concerns will be referred to the Chairman of the Board. All shareholder-related complaints and concerns will be received, processed and acknowledged by the Company’s Board of Directors. Further information regarding communications with the Board of Directors may be found at the Company’s website, www.firsttrinityfinancial.com, under “Corporate Governance.”
Audit Committee
The Audit Committee of the Board of Directors is currently composed of two directors, Gary Sherrer (Chairman) and Bill Hill, due to the recent resignation of Loren E. Owens, each of whom is determined to be an independent director as the term is defined by the NASDAQ listing standards. The Board of Directors has also determined that Mr. Sherrer qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
The Audit Committee met one time during the fiscal year. The Audit Committee was established by the Board of directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 to oversee the Company’s financial reporting process, the system of internal financial controls and audits of its financial statements. The Audit Committee (1) provides oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, (2) assists the Board of Directors in oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent public accounting firm’s qualifications, independence and performance, and the Company’s internal accounting and financial controls, and (3) provides to the Board of directors such information and materials as it may deem necessary to make the Board of directors aware of significant financial matters that require the attention of the Board of Directors. The Audit Committee acts pursuant to a written charter adopted by the Board of directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.
Compensation Committee
The Compensation Committee currently consists of directors Bryan Chrisman (Chairman), Charles Owens and Bill Hill, each of whom is determined to be an independent director as the term is defined by the NASDAQ listing standards. Mr. Chrisman is chairman of the Compensation Committee. The Compensation Committee met one time during 2009. The Compensation Committee reviews and approves the compensation and benefits for the Company’s executive officers and performs such other duties as may from time to time be determined by the Board of Directors. The Compensation committee acts pursuant to a written Charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.
Nominating and Corporate Governance Committee
The Board of Directors provided for a Nominating and Corporate Governance Committee at its April 18, 2007 meeting that meets on call and submits recommendations to the Board of Directors for members of the Board to be submitted to the shareholders for election. The Nominating Committee which currently, consists of directors George E. Peintner, Gary Sherrer and Shannon Young, each of whom is deemed to be an independent director as the term is defined by the NASDAQ listing standards, met one time in 2009. The Nominating and Corporate Governance committee acts pursuant to a written Charter adopted by the Board of Directors, which is available in the “Corporate Governance” section of the Company’s website at www.firsttrinityfinancial.com.

Director Compensation
Directors who are not employees of the Company receive a $1,000 annual retainer and $500, plus expenses for each Board of Directors meeting they attend in person and $250 for each meeting held telephonically that they participate in. The Director Compensation Table is set forth below.
DIRECTOR COMPENSATION TABLE

					Change in
					Pension
					Value and
	Fees			Non-Equity	Nonqualified
	Earned			Incentive	Deferred	All
	or Paid	Stock	Option	Plan	Compensation	Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
H. Bryan Chrisman	3,250						3,250
Bill H. Hill	4,000						4,000
Charles W. Owens	4,000						4,000
Loren Everett Owens	4,000						4,000
George E. Peintner	4,000						4,000
G. Wayne Pettigrew	3,250						3,250
Gary L. Sherrer	4,000						4,000
Shannon Young	3,750						3,750
PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Kerber, Eck & Braeckel LLP (“KEB”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010. Although ratification by shareholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the shareholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of KEB, the Audit Committee may reconsider its selection. KEB has audited the Company’s financial statements since the Company’s inception. No representative of KEB is expected to be present at the Annual Meeting.
Accounting Fees
The following table shows the fees paid or accrued by the Company for the audit and other services provided by KEB.

	Fiscal Years
	2009	2008
Audit Fees	$80,707	$74,670
Audit Related Fees	—	—
Tax Fees	—	—
All Other fees	—	—

Total	$80,707	$74,670

Audit fees primarily represent amounts paid or expected to be paid for audits of the Company’s financial statements and reviews of SEC Forms 10-Q and 10-K

Pre-Approval of Audit and Non-Audit Services
The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent registered public accounting firm to render an audit or permissible non-audit services, the Audit Committee specifically approves the engagement of our independent registered public accounting firm to render that service. Accordingly, we do not engage our independent registered public accounting firm to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. As such, the engagement of KEB to render 100% of the services described in the categories above was approved by the Audit Committee in advance of the rendering of the services.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2009 with the Company’s management. The Audit Committee has discussed with Kerber, Eck and Braeckel LLP (“KEB”), First Trinity Financial Corporation’s (“FTFC”) independent registered public accounting firm for the fiscal year ended December 31, 2009, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, other professional standards and regulatory requirements currently in effect. Statement on Auditing Standards No. 61 requires an auditor to discuss with the Audit Committee, among other things, the auditor’s judgments about the quality, not just the acceptability, of the accounting principles applied in the company’s financial reporting. The Audit Committee has also received the written disclosures and the letter from KEB required by Independence Standards Board Standard No. 1, and has discussed with KEB its independence from FTFC.
Based on the review and discussions referred to above, the Audit Committee recommends to FTFC’s Board of Directors that the audited financial statements be included in FTFC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.
AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
Gary L. Sherrer
Bill H. Hill
In accordance with the rules of the Commission, this report is not to be deemed “soliciting material,” or deemed to be “filed” with the Commission or subject to the Commission’s Regulation 14A, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference in documents otherwise filed.

SECURITY OWNERSHIP
The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date (i) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the exchange act, to be the beneficial owners of more than 5% of FTFC’s common stock, (ii) by the executive officers named in the Summary Compensation Table under “Executive Compensation”, (iii) by each director, and (iv) by all current directors and executive officers as a group.

			Percentage
	Common Stock		Beneficially
Name	Beneficially Owned		Owned
Scott J. Engebritson	188,500		3.25%
Gregg E. Zahn	422,000		7.27%
William S. Lay	20,000		*
John R. Perkins	50,000		*
H. Bryan Chrisman	100,000		1.72%
Bill H. Hill	28,000		*
Charles Wayne Owens	44,000	(2)	*
Loren Everett Owens	40,000		*
George E. Peintner	40,000		*
G. Wayne Pettigrew	42,000		*
Gary L. Sherrer	40,000		*
Shannon B. Young	35,000		*
All directors and executive officers as a group (11 persons)	1,049,500		18.08%

*	represents less than 1%

(1)	At March 31, 2010, there are 5,805,000 shares outstanding and entitled to vote.

(2)	Includes 4,000 shares jointly owned by Mr. Owens and his children.
EXECUTIVE COMPENSATION
The compensation committee assists the board of directors in overseeing the management of the Company’s compensation and benefits program, chief executive officer performance and executive development and succession efforts. In addition they will oversee the evaluation of management and compensation of the officers of the Company.
The primary objective of our compensation program is to offer executive officers competitive compensation packages that will permit the Company to attract and retain individuals with superior abilities and to motivate and reward such individuals in an appropriate manner in the long term interest of the Company and its shareholders.
Management provides recommendations to the Compensation Committee regarding most compensation matters, including executive compensation; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. The Company does not currently engage any consultant related to executive compensation matters.
The Company’s compensation program for executive officers consists of base salary, consideration for annual bonuses, 401(k) plan and health insurance coverage. These elements are intended to provide an overall compensation package that is commensurate with the Company’s financial resources, that is appropriate to assure the retention of experienced management personnel, and that aligns their financial interest with those of our shareholders.
Base Salary: Salary levels recommended by the Compensation Committee are intended to be competitive with salary levels of similarly situated companies, commensurate with the executive officers’ respective duties and responsibilities, and reflect the financial performance of the Company. Annual salary increases are considered based on the same criteria.
Cash Bonuses: Bonus amounts are based on individual performance and are intended to reward superior performance. The Compensation Committee may also take into account additional considerations that it deems appropriate. Bonuses are discretionary and there is no formal bonus plan in place.

The following Summary Compensation Table sets forth the compensation of most highly compensated executive officers whose total compensation exceeded $100,000.
Summary Compensation Table

				All Other
		Salary	Bonus	Compensation	Total
Name and Principal Position	Year	($)	($)	($) (1)	($)
Gregg E. Zahn	2009	180,000	40,000	9,000	229,000
President & Chief Executive Officer	2008	180,000	20,000	9,000	209,000

William S. Lay	2009	126,615	10,000		136,615
Treasurer & Chief Financial Officer	2008	60,000	10,000		70,000

(1)	This amount is an auto allowance
Employment agreements
Gregg E. Zahn entered into an employment agreement with the Company, effective, retroactive to May 1, 2007 after it was amended to correct an error. The amended agreement is for a term through April 30, 2010 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause. Mr. Zahn’s current base salary of $180,000 per year does not have a provision for annual review. He also receives a $750 per month auto allowance. He is entitled to participate in the Company’s employment benefit plans available to other executives. He is eligible for a bonus at the discretion of the Compensation Committee and the Board of directors, based on performance. Amounts payable, as of December 31, 2009, in the event of Mr. Zahn’s termination of employment by the company not for cause or for good reason by Mr. Zahn is $60,000.
William S. Lay entered into an employment agreement with the Company, effective, retroactive to January 1, 2010 and amended April 23, 2010. The agreement is for a term through December 31, 2011 and is subject to earlier termination based on disability, death, termination by the Company, with or without cause. Mr. Lay’s base salary of $125,000 per year for year one, year two is $62,500 plus $90 per hour for all hours worked in excess of 750 and year three is $31,250 plus $90 per hour for hours worked in excess of 375. He is entitled to participate in the Company’s employment benefit plans available to other executives. He is eligible for a bonus at the discretion of the Compensation Committee and the Board of directors, based on performance. Amounts payable, as of December 31, 2009, in the event of Mr.Lay’s termination of employment by the company not for cause or for good reason by Mr. Lay is $93,750.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers and directors, and certain persons who own more than 10% of a registered class of the Company’s equity securities (“10% Stockholders”), to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during 2009, the Company believes that its executive officers, directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Company’s Compensation Committee is currently composed of Messrs. Chrisman, Charles “Tinker” Owens and Bill Hill. No interlocking relationship exists between any member of the Company’s Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.
ANNUAL REPORT
Please refer to the Company’s enclosed 2010 Annual Report on Form 10-K for financial statements, other financial information and management’s discussion and analysis of the financial condition and results of` operations of the Company.

OTHER MATTERS
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.
OTHER INFORMATION
A shareholder desiring to submit a proposal for inclusion in First Trinity’s Proxy Statement for the year 2010 Annual Meeting must deliver the proposal so that it is receive by First Trinity no later than December 31, 2010. You must submit your proposal in writing to the Secretary of the Company at 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133. Only proposals meeting the requirements of applicable Securities and Exchange rules will be considered for inclusion in First Trinity’s Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS FIRST TRINITY FINANCIAL CORPORATION
/s/ John Perkins
John Perkins
Secretary
Tulsa, Oklahoma
April 30, 2010

PROXY
FIRST TRINITY FINANCIAL CORPORATION
7633 EAST 63RD PLACE, SUITE 230, TULSA, OKLAHOMA 74133
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Scott J. Engebritson and Gregg E. Zahn, or either of them, attorneys with full power of substitution to vote as proxies for the undersigned at the annual meeting of shareholders of First Trinity Financial Corporation to be held on May 19, 2010 at 1:00 p.m. Central Daylight Time, or at any adjournment or postponements thereof, and to vote as designated below with all powers the undersigned would possess, if present, upon matters described in the notice of annual meeting and proxy statement dated April 30, 2010 as follows:
(1)	Election of Directors

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write number(s) of the nominee(s) on the line below.

☐	☐	☐

(01) Gregg E. Zahn
(02) Scott J. Engebritson
(03) William S. Lay
(04) H. Bryan Chrisman
(05) Bill H. Hill
(06) Charles Wayne Owens
(07) George E. Peintner
(08) John R. Perkins
(09) Wayne Pettigrew
(10) Gary L. Sherrer
(11) Shannon Young

(2)	To ratify the appointment of Kerber, Eck & Braeckel LLP, as First Trinity Financial Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
(3)	On any other matter which may come before the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.
To be counted this proxy must be signed, dated and received by the Corporate Secretary of First Trinity Financial Corporation, 7633 East 63rd Place, Suite 230, Tulsa, Oklahoma 74133, on or before May 19, 2010.
This proxy when properly executed will be voted in accordance with instructions specified but in the absence of any instructions will be voted “FOR”.
Please sign exactly as name appears on this card. If shares of stock are held jointly, all joint owners should sign. If signing as attorney, administrator, executor, guardian, trustee or corporate officer, please add your title as such.
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders.
The Proxy Statement and 2009 Annual Report to Shareholders are Available at: www.firsttrinityfinancial.com

Shareholder’s signature

Shareholder’s signature
Date                     , 2010
IMPORTANT
Please complete this proxy card and return by
FAX: (918)249-2478
Or By Mail: 7633 East 63rd Place, Suite 230,
Tulsa, OK. 74133